Oaktree Funds
Oaktree High Yield Bond Fund

Supplement dated November 29, 2016 to the Prospectus dated February 29, 2016 and the Statement of Additional Information dated February 29, 2016, each as supplemented to date

Effective November 2, 2016, Shannon Ward no longer serves as co-Portfolio Manager for the Oaktree High Yield Bond Fund (the “Fund”).  Sheldon Stone, David Rosenberg and James Turner, who currently serve as co-Portfolio Managers of the Fund, will continue to serve as the co-Portfolio Managers.

Accordingly, the Prospectus and Statement of Additional Information of the Fund are amended by deleting all references to and all information regarding Ms. Ward.

Please retain this Supplement for future reference.